                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [   ]

     Pre-Effective Amendment No. 1                            [X]

     Post-Effective Amendment No. ___                       [   ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[   ]

     Amendment No. 1                                          [X]


                                 LONGBOAT TRUST

               (Exact name of registrant as specified in charter)
                          (Formerly named "OTI Trust")


           The Tower at Erieview, 36th Floor, 1301 East Ninth Street,
                             Cleveland, Ohio 44114-1800
                    (Address of principal executive offices)

                   Registrant"s Telephone Number: 216-687-1000



  Richard A. Barone, The Tower at Erieview, 36th Floor, 1301 East Ninth Street,
                           Cleveland, Ohio 44114-1800
                     (Name and address of agent for service)

                                    Copy to:

                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
       2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114



Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                 LONGBOAT TRUST
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET

Part A
Item No.       Caption                     Location

1.             Cover Page                  Cover Page

2.             Synopsis                    Highlights

3.             Condensed Financial
               Information                 Not Applicable

4. General Description of Registrant Investment Objective and Management Techniques, General Information,
                                           Risks and Other Considerations

5.             Management of the Fund      Investment Management

6.             Capital Stock and Other
               Securities                  General Information

7.             Purchase of Securities
               Being Offered               How to Purchase Shares

8.             Redemption or Repurchase    How to Redeem Shares

9.             Pending Legal Proceedings   None

Part B
Item No.       Caption                     Location

10.            Cover Page                  Cover Page

11.            Table of Contents           Table of Contents

12.            General Information and     General Information and History
               History


13.            Investment Objectives and   Investment Objective and Policies
               Policies


14.            Management of the Fund      Management of the Fund

15.            Control Persons and
               Principal Holders of        Ownership of Shares
               Securities

16.            Investment Advisory and     Investment Advisory and Other
               Other Services              Services


17.            Brokerage Allocation        Brokerage Allocation

18.            Capital Stock and Other     Capital Stock and Other Securities
               Securities


19.            Purchase, Redemption and    Purchase, Redemption and Pricing of
               Pricing                     Securities Being Offered

20.            Tax Status                  Tax Status

21.            Underwriters                Distributors

22.            Calculation of Performance  Performance
               Data


23.            Financial Statements        Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate Item, as numbered, in Part C to this Registration Statement. OTI SPECIAL OPPORTUNITIES FUND The Tower at Erieview, 36th Floor Class B Shares 1301 East Ninth Street Class C Shares Cleveland, Ohio 44114 Class D Shares (216) 687-1000

OTI SPECIAL OPPORTUNITIES FUND                 THE TOWER AT ERIEVIEW, 36TH FLOOR
Class B Shares                                            1301 East Ninth Street
Class C Shares                                             Cleveland, Ohio 44114
Class D Shares                                                    (216) 687-1000

OTI Special Opportunities Fund (the "Fund") is a diversified portfolio of Longboat Trust, an open-end management investment company (the "Trust").

The Fund has an investment objective of obtaining capital appreciation. Under normal circumstances, at least 80% of the value of this Fund"s total assets (other than money market investments) will consist of equity securities.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the same date as this Prospectus and is available upon request and without charge by calling the Fund at (216) 687-1000. Such additional information is hereby incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            PROSPECTUS/April __, 1999


Investors are advised to read this Prospectus and to retain it for future reference.

                                   HIGHLIGHTS

Investment Objective. The Fund is a diversified fund. The investment objective of the Fund is to obtain capital appreciation. No assurance can be given that the Fund will achieve its objective. See "Investment Objective and Management Techniques."

Sales Charges. The Fund sells and redeems its shares at net asset value without any front-end sales charges. Class B Shares are subject to a deferred sales charge payable upon redemption. See "How to Purchase Shares." Class B Shares and Class C Shares are subject to distribution and service (12b-1) fees to aid the distribution of such shares. See "Distribution Plans."

Liquidity. The Fund continuously offers and redeems shares at the net asset value next computed after receipt by the Fund's Transfer Agent of a purchase order or redemption request in proper form. See "How to Purchase Shares" and "How to Redeem Shares."

Minimum Investment. For Class B and Class C Shares, the minimum initial investment is $1,000, with subsequent minimum investments of $100. For Class D Shares, the minimum initial investment is $1,000,000, with subsequent minimum investments of $10,000. See "How to Purchase Shares." The Fund has the right to redeem the shares in an account and pay the proceeds to the shareholder if, because of shareholder redemptions, the value of the account drops below $1,000 in the case of Class B or Class C Shares or $1,000,000 in the case of Class D Shares. See "How to Redeem Shares."

Dividends.   The  Fund  intends  to pay dividends  at  least  once  annually  to
shareholders.   Unless otherwise directed, all dividends will  be  automatically reinvested in additional shares.  See "Dividends, Distributions and Taxes."

Investment Adviser. Maxus Asset Management Inc. ("MAM" or the "Adviser") is the investment adviser for the Fund. Its annual fee is 1% of the Fund"s average daily net assets. This fee is higher than that paid by most other investment companies. Since 1976 MAM has been an investment adviser to individuals, retirement plans, corporations and foundations. MAM is controlled by Richard A. Barone, Chairman of the Fund. See "Investment Management."

Sub-Adviser. The Fund"s Sub-Adviser is Morton H. Sachs & Company. The Sub-Adviser obtains and performs fundamental research, performs analysis and makes recommendations to the Adviser with respect to the purchase or sale of specific investments. The Adviser pays the Sub-Adviser a sub-advisory fee at the rate of
 .50% of the Fund"s average daily net assets.  See "Investment Management."

Distributor. Shares of the Fund are offered by Maxus Securities Corp ("MSC") and by the Sub-Adviser, each an NASD broker-dealer, on a best efforts basis. MSC is controlled by Richard A. Barone, Chairman of the Trust. See "Other Information Concerning Purchase of Shares" and "Distribution Plans."

Risk Factors. The Fund is not intended to provide a balanced investment program to meet all requirements of every investor. The prices of equity securities fluctuate based on changes in a company"s activities and financial condition and in overall market and financial conditions.

     The Fund is expected to have a high rate of portfolio turnover relative to other mutual funds, which may result in the Fund paying more brokerage commissions and having higher amounts of realized investment gain subject to the payment of taxes by shareholders. See "Risks and Other Considerations."


                                    FEE TABLE


Shareholder transaction expenses

                                    Class B   Class C   Class D

Maximum sales charge (load) on       none      none      none
purchases

Maximum deferred sales charge        5.00%     none      none
(load) as a % of purchase or sale
price, whichever is less

Annual Fund Operating Expenses (as a percentage of average net assets)


                             Class B      Class C     Class D

Management Fees               1.00%        1.00%       1.00%

12b-1 Fees                    1.00%        0.60%       0.00%

Other Expenses*               1.25%        1.25%       1.25%

Total Fund Operating          3.25%        2.85%       2.25%
Expenses*

*Based on estimated expenses for the current fiscal year.


     The 12b-1 fee in the foregoing table is an asset-based sales charge as defined in the Rules of Fair Practice of the National Association of Securities Dealers (the "Rules"). The existence of this charge may cause long-term shareholders to pay more in total sales charges than the economic equivalent of the maximum front-end sales charges permitted under those Rules.

     A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Examples

     You would pay the following expenses on a $1,000 investment in the Fund over the following time periods, assuming a 5% annual return:


                       1 Year   3 Years

Class B
   o  With redemption    $83       $130
   o  Without            $33       $100
redemption

Class C                  $29        $88

Class D                  $23        $70

     The purpose of the foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The Example set forth in the foregoing table should not be considered a representation of actual or expected expenses or returns. Actual expenses or returns may be greater or lesser than those shown.


         INVESTMENT OBJECTIVE AND MANAGEMENT TECHNIQUES

Investment Objective

     The investment objective of the Fund is to obtain capital appreciation. This objective is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund"s shares.

     In seeking its objective, under normal conditions, the Fund will invest at least 80% of its total assets (other than "money market investments" as defined below) in equity securities and certain other mutual funds as described below. Equity securities are common stocks and preferred stocks and securities convertible or exchangeable into common stocks or preferred stocks. The Fund seeks to maximize capital appreciation by investing in equity securities that represent excellent value in relation to companies" cash-generating ability, net assets, and perceived future earning power, thus providing an excellent opportunity for achieving capital appreciation. The words "Special Opportunity" in the Fund"s name refer to this strategy.

     The Fund implements this strategy through a two-step stock selection process that consists of trend analysis and fundamental research. The Fund uses a proprietary stock price indicator obtained through the Sub-Adviser to the Fund. (See "Investment Management -- Investment Adviser and Sub-Adviser"). This indicator incorporates technical, statistical, analytical and mathematical factors to estimate the most probable future price movements for each of 9000 stocks and for the equity markets in general. To those equity securities which this indicator suggests are particularly likely to appreciate within a given time period, the Adviser will apply fundamental research and analysis (considering fundamental company-specific factors such as price-to-earnings ratio, debt-to-equity ratio, price-to-sales ratio, cash flow and insider transactions) to select for investment securities which the Adviser believes represent excellent value.

Money Market Investments

     Under normal conditions, the Fund also may invest up to 20% of its total assets in cash, high-quality commercial paper (i.e., rated A-1 or A-2 by Standard & Poor"s), other money market instruments and money market mutual funds (collectively, "money market investments"), investment grade corporate debt securities (i.e., rated BBB or better by Standard & Poor"s), U. S. Government Securities and U.S. Government agency securities. In addition, when the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in money market investments. Please refer to Appendix A for a description of these ratings.

Investments in Other Funds

     The Fund may also seek to achieve its objective by investing in other mutual funds, including mutual funds whose investment objectives are to provide investment results which either (i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of the performance of a recognized stock price index ("leveraged index funds"), (iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

     The Fund may invest in index funds and/or leveraged index funds when the proprietary stock price indicator utilized by the Fund indicates that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. For example, on a day when the S&P 500 Index increases by 1%, an index fund which seeks investment results that correspond generally to the performance of the S&P 500 Index should experience a gain in net asset value of approximately 1%. Conversely, if the S&P 500 Index were to decrease by 1% on a particular day, the net asset value of the same fund should decrease approximately 1%. These results (whether positive or negative) would be magnified in the case of a leveraged index fund. For example, a leveraged index fund which seeks investments results that correspond generally to twice the performance of the S&P 500 Index should experience a gain in net asset value of approximately 2% on a day when the S&P 500 Index increases by 1%, but should experience a loss in net asset value of approximately 2% on a day when the S&P 500 Index decreases by 1%. Due to the nature of index funds and leveraged index funds, the Fund could experience substantial losses on such investments during periods of declining equity prices.

     The Fund may invest in bear funds and/or leveraged bear funds when the stock price indicator utilized by the Fund indicates that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated. For example, on a day when the S&P 500 Index decreases by 1%, a bear fund which seeks investment results that correspond to the inverse of the performance of the S&P 500 Index should experience a gain in net asset value of approximately 1%. Conversely, if the S&P 500 Index were to increase by 1% on a particular day, the net asset value of the same fund should decrease approximately 1%. These results (whether positive or negative) would be magnified in the case of a leveraged bear fund. For example, a leveraged bear fund which seeks investments results that correspond to twice the inverse (opposite) of the performance of the S&P 500 Index should experience a gain in net asset value of approximately 2% on a day when the S&P 500 Index decreases by 1%, but should experience a loss in net asset value of approximately 2% on a day when the S&P 500 Index increases by 1%. Due to the nature of bear funds and leveraged bear funds, the Fund could experience substantial losses on such investments during periods of rising equity prices.

     In addition, the Fund may invest in Standard & Poor"s Depository Receipts ("SPDRs"), which are shares of certain unit investment trusts traded on the American Stock Exchange. Each SPDR represents a proportionate interest, in substantially the same weighting, in the stocks that make up a particular stock index published by Standard & Poor"s Corporation. The Fund may also invest in similar securities representing proportionate interests in stocks making up certain other stock indices. Due to the nature of SPDRs and similar securities, the Fund could experience substantial losses on such investments during periods of declining equity prices.

Portfolio Turnover

     The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and their respective investment policies may require. It is estimated that the portfolio turnover rate generally will not exceed 500%. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.


              INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the holders of a majority of the Fund"s outstanding voting securities (as defined in the 1940 Act). Certain of these policies are detailed below, while other policies are set forth in the Statement of Additional Information.

     The Fund may not:

         (1) acquire more than 10% of the outstanding voting securities of any one issuer;

         (2) invest more than 25% of the value of such Fund"s total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

     Changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of the investment restrictions so long as such restrictions are observed by the Fund at the time it purchases any security. Other investment policies are discussed in the Statement of Additional Information under the heading "Investment Policies and Restrictions."


                 RISKS AND OTHER CONSIDERATIONS

In General

     The Fund is not intended to provide a balanced investment program to meet all requirements of every investor. No assurance can be given that the Fund will achieve its investment objective.

     The prices of equity securities fluctuate based on changes in a company"s activities and financial condition and in overall market and financial conditions. The value of an investment in the Fund may sometimes decrease instead of increase.

Portfolio Turnover

     The Fund is expected to have a high rate of portfolio turnover relative to other mutual funds, which may result in the Fund paying more brokerage commissions and having higher amounts of realized investment gain subject to the payment of taxes by shareholders.

Investments in Smaller Companies

     A portion of the Fund"s assets will be invested in securities of smaller companies. These smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Investments in Other Mutual Funds

     The following risks are related to the Fund"s possible investment in other mutual funds:

     Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

     Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

     Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund"s assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

     Investment Restrictions. The Fund, together with any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of any underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the Adviser or the Sub-Adviser will be aggregated with those held by the Fund. Accordingly, when affiliated persons and other accounts managed by the Adviser or the Sub-Adviser hold shares of any of the underlying funds, the Fund"s ability to invest fully in shares of those funds is restricted, and the Adviser must then in some instances, select alternative investments that would not have been its first preference.

     Redemption Limitations. In the event the Fund holds more than one percent (1%) of an underlying fund"s shares, the 1940 Act provides that the underlying fund will be obligated to redeem only 1% of the underlying fund"s outstanding shares during any period of less than 30 days. To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remain in effect. Any shares of an underlying fund held by the Fund in excess of 1% of the underlying fund"s outstanding shares will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of the Fund"s net assets.


                                   PERFORMANCE

     From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund"s dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund"s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund"s performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund"s returns, it should be recognized that they are not the same as actual year-by-year results.

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Fund may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of the Fund is contained in the Fund"s Annual Report to Shareholders which may be obtained from the Fund without charge.


                             HOW TO PURCHASE SHARES

     By this Prospectus, the Fund is offering Class B Shares, Class C Shares and Class D Shares. All shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Class B Shares

     Class B Shares may be purchased by any investor with no front-end sales charge. Distribution and service (12b-1) fees are 1.00% per year. A minimum initial investment of $1,000 is required to open a Class B Shares account with subsequent minimum investments of $100. Approximately eight years after the date of purchase, Class B Shares will convert automatically to [Class C Shares], thus reducing future annual expenses.

     You may be charged a contingent deferred sales charge ("CDSC") on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:


    Years after       CDSC
     purchase

     1st year         5.00%

     2nd year         4.00%

     3rd year         3.00%

     4th year         3.00%

     5th year         2.00%

     6th year         1.00%

   After 6 years      none

For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

     CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

     As long as one of the Distributors is notified at the time you sell, the CDSC will generally be waived in the following cases:

     o   to make payments through certain systematic withdrawal plans

     o   to make certain distributions from a retirement plan

     o   because of shareholder death or disability

If you think you may be eligible for a CDSC waiver, contact your financial representative or one of the Distributors, or consult the SAI (see the front cover of this prospectus).

Class C Shares

     Class C Shares may be purchased by any investor without a front-end or a deferred sales charge. A minimum initial investment of $1,000 is required to open a Class C Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund. Distribution and service (12b-1) fees are .60% per year.

Class D Shares

     Class D Shares may be purchased without a front-end or a deferred sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Fund or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Class D Shares may be waived in the sole discretion of the Fund. There are no distribution or service fees.

     A minimum initial investment of $1,000,000 is required to open a Class D Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of the Fund.

Shareholders Accounts

     When a shareholder invests in the Fund, Maxus Information Systems Inc., the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

     The initial purchase may be made by check or by wire in the following manner:

By Check. The Account application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to OTI Special Opportunities Fund, mailed to: Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, [F/F/C Account No. _____________ Maxus Mutual Funds DDA ___________ (Star Bank Trust)]. Also provide the shareholder"s name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Maxus Information Systems Inc., at (216) 687-1000. The investor"s bank may charge a fee for the wire transfer of funds.

Subsequent Purchases.

     Investors may make additional purchases in the following manner:

By Check. Checks made payable to OTI Special Opportunities Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

By  Wire.   Funds  may  be  wired  by following the  previously  discussed  wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder"s account in the Fund on the preceding day for which payment has been received, by telephoning Maxus Information Systems Inc., at (216) 687-1000 and identifying their account by number. Shareholders wishing to available themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days, the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder"s account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder"s account. This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

     The Systematic Investment Plan permits investors to purchase shares of the Fund at monthly intervals. Provided the investor"s bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor"s option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at
(216) 687-1000 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Price of Shares.

     The price paid for shares of a certain class of the Fund is the net asset value per share of such class of the Fund next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of the Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund"s investments to affect materially net asset value of its redeemable securities. For purposes of pricing sales and redemptions, net asset value per share of each class of the Fund is calculated by determining the value of the class"s proportional interest in the assets of the Fund, less (i) such class"s proportional share of general liabilities and (ii) the liabilities allocable to such class, and dividing such amount by the number of shares of such class outstanding.

     For purposes of computing the net asset value per share, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

Other Information Concerning Purchase of Shares.

     The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold the Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier"s or certified check.

     Shares of the Fund are offered, on a best efforts basis by the Fund"s Distributors, Maxus Securities Corp ("MSC") (an affiliate of the Adviser) and the Sub-Adviser, each an NASD broker-dealer. Purchases of the Fund"s shares through MSC will be transmitted promptly to the Transfer Agent so that the investor"s purchase order receives the net asset value next determined following receipt of the order by either Distributor. The address of MSC is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The address of the Sub-Adviser is 1346 S. Third Street, Louisville, Kentucky 40208.

                              HOW TO REDEEM SHARES

     All shares of each class of the Fund offered for redemption will be redeemed at the net asset value per share of such class of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent, minus (in the case of Class B Shares) any applicable CDSC. Because the net asset value of the Fund"s shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder"s registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder"s pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier"s check or by wire transfer.

Redemption by Mail.

     Shares may be redeemed by mail by writing directly to the Fund"s Transfer Agent, Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder"s name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Maxus Information Systems Inc. at (216) 687-1000.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption By Telephone.

     Shares may be redeemed by telephone by calling Maxus Information Systems Inc. at (216) 687-1000 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption.

     The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund"s Investment Adviser, the Fund could be affected adversely by immediate payment. In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund"s investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund"s shareholders.

     Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder"s account has a net asset value of less than $1,000 in the case of Class B or Class C Shares or $1,000,000 in the case of Class D Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.


                           SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares of the Fund valued at $15,000 or more may elect to receive a monthly or quarterly check (or direct deposit to the shareholder"s checking account) in a stated amount (minimum amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor"s shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the Fund. Costs associated with a withdrawal plan are borne by the Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Maxus Information Systems Inc. at (216) 687-1000.


                              INVESTMENT MANAGEMENT

Trustees and Officers.

     The business and affairs of the Fund are managed under the direction of the Board Trustees of the Trust, as required by Ohio law. The day-to-day operations of the Fund are conducted through or under the direction of its officers. By virtue of the responsibilities assumed by MAM as investment adviser (see below), the Fund has no executive employees other than their officers, each of whom is employed by MAM or its affiliates and none of whom devotes full time to the affairs of the Fund. No officer, director or employee of MAM or any of its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund. The Fund pays each Trustee who is not an officer, director or employee of MAM, the Sub-Adviser or any of their affiliates a fee for each meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses.

Investment Adviser and Sub-Adviser.

     The Fund has retained as its investment adviser Maxus Asset Management Inc ("MAM" or the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients and is registered under the Investment Advisers Act of 1940.

     MAM is a wholly owned subsidiary of Resource Management Inc, dba Maxus Investment Group ("RMI"), an Ohio corporation with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp ("MSC"), an NASD broker/dealer through which shares of the Fund are being offered. Mr. Richard A. Barone is the president and controlling shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC. Mr. Barone is the person primarily responsible for the management of the portfolio of the Fund. He has been President of MAM since 1976.

     Subject to the supervision and direction of the Trustees, MAM, as investment adviser, manages the Fund"s portfolio in accordance with the stated policies of the Fund. Based upon recommendations of the Sub-Adviser as explained below, MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM or its affiliates furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Trust"s Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

     The Adviser has retained Morton H. Sachs & Company (the "Sub-Adviser"), 1346 S. Third Street, Louisville, Kentucky 40208, as the Sub-Adviser of the Fund. The Sub-Adviser obtains and performs fundamental research, performs analysis of such research and makes recommendations to the Adviser with respect to the purchase or sale of specific investments. A key component of the fundamental research utilized by the Sub-Adviser is a proprietary stock price indicator service provided to the Sub-Adviser by OTI Equity Research Inc. ("OTI"). All final investment decisions are made by the Adviser.

     The Sub-Adviser is an investment management organization founded in 1974. The Sub-Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients and is registered under the Investment Advisors Act of 1940. The Sub-Adviser is also an NASD broker-dealer through which shares of the Fund are being offered.

Advisory Fee, Sub-Advisory Fee and Other Expenses.

     The Adviser receives from the Fund as compensation for its services to the Fund a fee at the annual rate of 1% of the Fund"s average daily net assets. The Adviser pays the Sub-Adviser a sub-advisory fee at the annual rate of .50% of the Fund"s average daily net assets. The Adviser also reimburses the Sub-Adviser for a portion of the amounts paid by the Sub-Adviser to obtain research from OTI.

     The Fund pays all expenses not assumed by the Adviser, including brokerage fees and commissions, fees of Trustees not affiliated with MAM or the Sub-Adviser, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of trust existence such as the filing of reports required by state law, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, fees and expenses of legal counsel, and costs of printing share certificates, portfolio pricing services and shareholder meetings, and costs pursuant to the Fund"s plan of distribution described below.

Distribution Plans

     Under plans adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plans"), the Fund pays each of its Distributors, MSC and the Sub-Adviser, shareholder servicing and distribution fees at the annual rate of 1.00% for Class B Shares and .60% for Class C Shares of the average daily net assets attributable to shares of that class which were sold through such Distributor. Such fees will be used to reimburse MSC and the Sub-Adviser for administration, shareholder services and distribution assistance, including, but not limited to (i) compensation to securities dealers for selling Class B Shares, (ii) compensation to securities dealers and other persons and organizations ("Service Organizations") for providing distribution assistance with respect to Class B and Class C Shares, (iii) compensation to Service
Organizations for providing administration, accounting and other shareholder services with respect to Class B and Class C Shares, and (iv) otherwise promoting the sale of Class B and Class C Shares, including paying for the preparation of advertising and sales literature and the printing and distribution of such materials to prospective investors. The fees paid to MSC and the Sub-Adviser under the Plans are payable without regard to actual expenses incurred. Third parties also may charge fees to their clients who are beneficial owners of Class B and Class C Shares in connection with their clients" accounts. These fees would be in addition to any amounts which may be received by them from MSC or the Sub-Adviser under the Plans.

Execution of Portfolio Transactions.

     Orders for transactions in portfolio securities for the Fund are placed by the Adviser with securities broker-dealers with the objective of obtaining the best available price, investment services and execution. Cost of execution (commissions) is an important consideration but may not be the overriding determinant. Based upon this consideration the Adviser makes substantial use of the services of (i) MSC, an affiliate of the Fund and of the Adviser and (ii) the Sub-Adviser, but is not required to do so in either case.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund will declare and pay, at least annually, dividends to shareholders of substantially all of its net investment income, if any, earned during the year from investments, and will distribute net realized capital gains, if any, once each year. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund unless the shareholder has notified such Fund in writing of his election to receive distributions in cash. As a result of the application of the Plans to Class B and Class C Shares, the amount of dividends on Class D Shares will exceed the amount of dividends on Class B and Class C Shares.

     The Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify continually as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Such qualification removes from the Fund any liability for federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by the Fund"s investments the sole responsibility of the shareholders. Continued qualification requires the Fund to distribute to its shareholders each year substantially all of its income and capital gains. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To prevent imposition of the excise tax the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its calendar year net ordinary income, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending December 31 of such year, and (3) 100% of any undistributed net ordinary income and net capital gains for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in December of that year with a record date in December and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund will notify shareholders of the tax status of dividends and distributions.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes.

     The Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

     Depending  on  the   residence  of  the   shareholder   for  tax  purposes,
distributions also may be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisers as to the tax consequences of ownership of shares of the Fund in their particular circumstances.

     In accordance with the Code, the Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the investor fails to make a required certification that his taxpayer identification number is correct and that he is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder"s account.

                               GENERAL INFORMATION

     The Fund is a diversified portfolio of Longboat Trust (the "Trust"). The Trust (formerly named "OTI Trust") is an open-end management investment company, organized as a business trust under the laws of the State of Ohio by a Declaration of Trust dated September 15, 1998. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares. Each share represents an equal proportionate interest in an investment portfolio with other shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that portfolio as are declared at the discretion of the Trustees. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio and will be subject to the liabilities relating thereto. Presently, only a single series of shares has been authorized, that is, the shares in the Fund.

     Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except that (i) shares shall be voted by individual series or class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular series or class, and (ii) only the holders of Class B and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular series means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such series present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or such series are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such series.

     Although the Trust is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Trust"s outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Trust.

     Upon issuance and sale in accordance with the terms of this Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights and are redeemable as set forth under "How to Redeem Shares." The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     In order to provide the initial capital for the Trust, RMI and Sachs each have purchased 5,000 Class D Shares of the Fund at $10.00 per share for a total purchase price of $50,000 each. As long as RMI or Sachs owns more than 25% of the Trust"s shares, it will be deemed to be in "control" of the Trust as that term is defined in the 1940 Act.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for the Fund"s securities and cash. Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is the Fund"s Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

     McCurdy & Associates C.P.A."s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Fund.

     Benesch, Friedlander, Coplan & Aronoff LLP, 2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Fund and to the Adviser.
     Shareholder inquiries should be directed to the Secretary of the Trust at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

                           APPENDIX A

       Description of Bond and Commercial Paper Ratings*
                 Standard & Poor"s Corporation

Bonds

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor"s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than bonds in the higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for the bonds in higher rated categories.

     BBB, B, CCC and CC: Bonds rated BB, B, CCC and CC are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper

     A-1: Commercial paper rated A-1 indicates that the degree of safety regarding timely payment is very strong.

     A-2:   Commercial  paper rated A-2 indicates that the capacity  for  timely
payment  is  strong.   However,  the  relative  degree  of  safety  is  not   as
overwhelming as for issues designated A-1.
---------------------------

*As described by Standard & Poor"s Corporation.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


TABLE OF CONTENTS                                            Page

HIGHLIGHTS                                                      2
FEE TABLE                                                       3
INVESTMENT OBJECTIVE AND MANAGEMENT TECHNIQUES                  4
INVESTMENT POLICIES AND RESTRICTIONS                            6
RISKS AND OTHER CONSIDERATIONS                                  7
PERFORMANCE                                                     8
HOW TO PURCHASE SHARES                                          9
HOW TO REDEEM SHARES                                           13
SYSTEMATIC WITHDRAWAL PLAN                                     14
INVESTMENT MANAGEMENT                                          15
DIVIDENDS, DISTRIBUTIONS AND TAXES                             17
GENERAL INFORMATION                                            18

                          Investors are advised to read
                          this Prospectus and to retain
                            it for future reference.




                         OTI SPECIAL OPPORTUNITIES FUND






                                   PROSPECTUS




                                 April __, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                  April __, 1999

                         OTI SPECIAL OPPORTUNITIES FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


     OTI Special Opportunities Fund (the "Fund") is a diversified portfolio of Longboat Trust, an open-end management investment company. The investment objective of the Fund is to obtain capital appreciation. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund"s prospectus. A copy of the Fund"s prospectus can be obtained from one of the Fund"s distributors, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000 or Morton H. Sachs & Company, 1346 S. Third Street, Louisville, Kentucky 40208, telephone number (502) 636-5282. The prospectus to which this Statement relates is dated the same date as this Statement of Additional Information.

     The date of this Statement of Additional Information is April __, 1999.

                                TABLE OF CONTENTS


Caption                               Page   Location in Prospectus

General Information and History         1    General Information

Investment Objective and Policies       1    Investment Objectives
                                             and Management Techniques


Management of the Fund                  3    Investment Management

Ownership of Shares                     4    Not Applicable

Investment Advisory and Other           5    Investment Management
Services

Brokerage Allocation                    6    Execution of Portfolio Transactions

Capital Stock and Other Securities      8    General Information

Purchase, Redemption and Pricing of     8    How to Purchase Shares/
Securities Being Offered                     How to Redeem Shares

Determination of Net Asset Value        8    How to Purchase Shares

Tax Status                              8    Dividends, Distributions
                                             and Federal Taxes

Distributors                            9    Investment Management

Sales Compensation                     10    How to Purchase Shares

Contingent Deferred Sales              11    How to Redeem Shares
Charges

Financial Statements                   14    Not Applicable

                         GENERAL INFORMATION AND HISTORY

     OTI Special Opportunities Fund (the "Fund") is a diversified portfolio of Longboat Trust (the "Trust"), an open-end management investment company. The Fund seeks capital appreciation. The Trust (formerly named "OTI Trust") was organized as a business trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated September 15, 1998.


               INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Fund are briefly described in the Prospectus under the heading "Investment Objective And Management Techniques." The Fund has also adopted the following fundamental investment policies and restrictions in addition to the fundamental investment policies described in the Prospectus under the subheading "Investment Restrictions." These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund (as defined in the Prospectus under "GENERAL INFORMATION"). The Fund may not:

          1. Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition the Fund would own more than 3% of the total outstanding voting stock of such company.

          2. Invest more than 15% of the Fund"s net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

          3. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

          4. Borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund"s total assets at the time when the borrowing is made.

          5. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          6. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          7. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.
          8. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund"s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

The following investment policies are not fundamental. They may be changed without shareholder approval. These non-fundamental policies are as follows:

          1. The Fund will not invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including:
     (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


          2. The Fund will not make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          3. The Fund will not write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund"s net assets would be invested in premiums on put and call options, combinations thereof or similar options.

          4. The Fund will not purchase securities subject to restrictions on disposition under the Securities Act of 1933.

          5. The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                     MANAGEMENT OF THE FUND

     The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Richard A. Barone is also a Trustee of Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust, four other open-end management investment companies.


Name and Address         Position Held   Principal
                         With the Fund   Occupation(s)
                                         During Past 5 Years

Richard A. Barone*       Chairman,       President of Maxus
The Tower at Erieview,   Treasurer and   Securities Corp
36th Fl                  Trustee         (broker-dealer), Maxus
1301 East Ninth Street                   Asset Management Inc.
Cleveland, Ohio 44114                    (Investment adviser)
                                         and Resource
                                         Management Inc, dba
                                         Maxus Investment Group
                                         (financial services)

Morton H. Sachs*         Trustee         President of Morton H.
1346 S. Third Street                     Sachs & Company
Louisville, Kentucky                     (investment advisor)
40208

Boyce F. Martin III      Trustee         Attorney, Brown, Todd
400 West Market                          & Heyburn, Louisville,
Street,                                  Kentucky
32nd Floor
Louisville, Kentucky
40202

Raphael Owens Nystrand   Trustee         Dean, School of
PhD.                                     Education, University
School of Education                      of Louisville
University of
Louisville
Louisville, Kentucky
40292-0001

Raj Aggarwal PhD.        Trustee         Professor of Finance
John Carroll                             John Carroll
University                               University
20700 North Park Blvd.
University Heights, OH
44118

Robert Fritz             Trustee         Retired
12613 West Lake Road
Vermillion, OH 44089

Name and Address         Position Held   Principal
                         With the Fund   Occupation(s)
                                         During Past 5 Years

Robert J. Conrad         Vice President  Vice President,
The Tower at Erieview,                   Resource Management
36th Fl                                  Inc.; formerly Vice
1301 East Ninth Street                   President, American
Cleveland, Ohio 44114                    Income Plus

Robert W. Curtin         Secretary       Senior Vice President
The Tower at Erieview,                   and Secretary, Maxus
36th Fl                                  Securities Corp;
1301 East Ninth Street                   formerly Executive
Cleveland, Ohio 44114                    Vice President,
                                         Roulston & Company,
                                         Inc.

     No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of Morton H. Sachs & Company ("Sachs" or the "Sub-Adviser") receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an interested person of MAM or Sachs will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of such fund are under $10,000,000; $200 per meeting if net assets of such Fund are between $10,000,000 and $50,000,000; or $300 per meeting if net assets of such Fund are over $50,000,000. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

                       COMPENSATION TABLE

                   Aggregate CompensationTotal Compensation From All
Name of Trustee            from Fund*           Maxus Funds Paid to Trustees*

Richard A. Barone             $    0                        $    0
Morton H. Sachs               $    0                        $    0
Boyce F. Martin III           $  800                        $  800
Raphael Owens Nystrand        $  800                        $  800
Raj Aggarwal                  $  800                        $  800
Robert Fritz                  $  800                        $  800

*Estimated fees for current fiscal year.

                      OWNERSHIP OF SHARES

     As of April _____, 1999, 50% of the outstanding shares of the Fund were owned by Resource Management, Inc. The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114 and 50% of the outstanding shares were owned by Morton H. Sachs & Company, 1346 S. Third Street, Louisville, Kentucky 40208. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund"s voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Resource Management, Inc. is controlled by Richard A. Barone, the Chairman of the Fund.

             INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Adviser.

     The information appearing in the Prospectus under the captions "Investment Management - The Investment Adviser and Sub-Adviser" and "Investment Management
- Advisory Fee, Sub-Advisory Fee and Other Expenses" is hereby incorporated by reference.

     The Investment Advisory and Administration Agreement (the "Advisory Agreement") and Sub-Advisory Agreement each are subject to annual approval by
(i) the Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of such Fund or MAM or Sachs by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons," voted to approve the Advisory Agreement and the Sub-Advisory Agreement at a meeting held on April __, 1999. The Advisory Agreement and the Sub-Advisory Agreement are terminable without penalty, on not less than 60 days" notice, by the Board of Trustees or by vote of the holders of a majority of such Fund"s shares or, upon not less than 90 days" notice, by MAM or Sachs, as the case may be. The Advisory Agreement and the Sub-Advisory Agreement each will terminate automatically in the event of its assignment.

Distribution Plans.

     The Fund has Plans of Distribution (the "Plans") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays each of Maxus Securities Corp ("MSC") and the Sub-Adviser shareholder services and distribution fees at the annual rate of 1.00% for Class B Shares and .60% for Class C Shares of average net assets attributable to shares of that class which were sold through such Distributor. See "Investment Management -- Distribution Plans" in the Fund"s Prospectus.

     The Trustees believe that the Plans will benefit the Fund and its holders of Class B and Class C Shares. Among these benefits are: (1) reductions in the per share expenses of the Fund as a result of increased assets in the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund"s investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Agreements.

     The Trust has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, pursuant to which MIS has agreed to act as the Fund"s Transfer, Redemption and Dividend Disbursing Agent. As such, MIS maintains the Fund"s official record of shareholders and is responsible for crediting dividends to shareholders" accounts. In consideration of such services, the Fund pays MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state"s securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. Notwithstanding the foregoing, if for any month the average net assets of the Fund are less than $10,000,000, all of the above amounts will be reduced based on the proportion which such average net assets bears to $10,000,000.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund"s custodian. As custodian, Star Bank maintains custody of the Fund"s cash and portfolio securities.

       McCurdy & Associates C.P.A."s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A."s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                      BROKERAGE ALLOCATION

     Decisions to buy and sell securities for the Fund are made by MAM subject to the overall supervision and review by the Board of Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of MAM.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer"s markup or markdown.

     In executing portfolio transactions and selecting brokers and dealers, it is the Fund"s policy to seek the best overall terms available. The Advisory Agreement provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evalu ating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which MAM exercises investment discretion.

     The Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM"s fee under the Advisory Agreement is not reduced by reason of MAM"s receiving such brokerage and research services.

     Under the Act, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker"s commissions if the sale is effected on a securities exchange. A commission is deemed as not exceeding the usual and customary broker"s commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commis sions paid during the preceding quarter were in compliance with these procedures.

     The Fund"s Board of Trustees has determined that any portfolio transaction for the Fund may be effected through MSC or the Sub-Adviser if, in MAM"s judgment, the use of MSC or the Sub-Adviser is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC or the Sub-Adviser charges the Fund a commission rate consistent with those charged by MSC or the Sub-Adviser to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by MSC and the Sub-Adviser to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC or the Sub-Adviser meet the requirements of the Act. MSC and the Sub-Adviser will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. The Fund will in no event effect principal transactions with MSC or the Sub-Adviser in over-the-counter securities in which MSC or the Sub-Advisor makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund. Richard A. Barone is, therefore, considered to control MSC.

     Under the rules adopted by the SEC, MSC or the Sub-Adviser may not execute transactions for the Fund on the floor of any national securities exchange, but may effect transactions for a Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with MSC or the Sub-Adviser. MSC or the Sub-Adviser will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Fund. The Fund has been advised by MSC and the Sub-Adviser that on most transactions, the floor brokerage generally constitutes from 10% to 40% of the total commissions paid.

     Even though investment decisions for the Fund are made independently from those of the other accounts managed by MAM, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.


               CAPITAL STOCK AND OTHER SECURITIES

     See "General Information" in the Fund"s prospectus.


  PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

     The information pertaining to the purchase and redemption of the Fund"s shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference. See also "Sales Compensation" and "Contingent Deferred Sales Charges" below.


                DETERMINATION OF NET ASSET VALUE

     The information pertaining to the determination of net asset value appearing in the Prospectus under the caption "How to Purchase Shares -- Price of Shares" is hereby incorporated by reference.


                           TAX STATUS

     The Fund will be treated as a separate entity for federal income tax purposes. The Fund"s policy is to distribute at least annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service and to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains. Unless a shareholder elects otherwise, dividends and capital gains distributions are paid in additional shares that are credited to the shareholder"s account with such Fund.

       As a result of the application of the Distribution Plan to Class B and Class C Shares only, the amount of dividends on Class D Shares will exceed the amount of dividends on Class B and Class C Shares.

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund"s paying no taxes on net income and net realized capital gains distributed to shareholders. To qualify for this treatment, the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of securities; derive less than 30% of its gross income from the sale or other disposition of securities held for fewer than three months; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net taxable income earned in any year.

     Dividends derived from a Fund"s net investment income, whether received in additional shares or in cash, will be taxable to shareholders as ordinary income, but a portion may be eligible for the 70% dividends received deduction available to corporations.

     Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to a shareholder in the year in which received (except as set forth in the next paragraph), whether those distributions are accepted in cash or in additional shares, and regardless of the length of time the shareholder has held his Fund shares. These distributions, like dividends, may also be subject to state and local taxes.

     In addition to any dividends paid within the calendar year, dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

     Investors should consider carefully the tax implications of purchasing shares of the Fund just prior to the record date of a dividend or capital gains distribution. Although a dividend or distribution paid shortly after shares have been purchased is in effect a return of investment, it is subject to taxation as described above, and a sale at a loss of shares held not more than six months will be long-term capital loss to the extent of any long-term capital gain dividends received within that period.

     Shareholders must furnish the Fund with their correct Taxpayer Identification Number to avoid being subject to a 20% federal backup withholding tax on dividend distributions. Investors also must certify on the Account Application that the stated Tax Identification Number is correct and that the Investor is not subject to 20% backup withholding for previous under-reporting to the IRS. Shareholders not subject to income taxation do not have to pay an income tax on the dividend or capital gain distributions.

     Shareholders shall upon demand disclose to the Fund in writing such information with respect to direct and indirect ownership of Shares of the Fund as the Trustees of the Fund deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

     Statements as to the tax status of each shareholder"s dividends and distributions will be mailed annually by the Fund"s transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


                          DISTRIBUTORS

     Shares of the Fund are offered on a best-efforts basis by Maxus Securities Corp ("MSC") and the Sub-Adviser, each a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund. The Sub-Adviser is controlled by Morton Sachs, a Trustee of the Fund.

     Pursuant to Distribution Agreements between the Trust and each of MSC and the Sub-Adviser, each of MSC and the Sub-Adviser has agreed to hold itself available to receive orders for the purchase of Shares of the Fund, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund"s transfer agent as promptly as practicable. As authorized by the Plans described under "Investment Advisory and Other Services - Distribution Plans," MSC and the Sub-Adviser receive certain distribution fees for distributing and marketing the Class B and Class C Shares of the Fund. Certain employees of MSC or the Sub-Adviser may receive compensation under the Plans. See "Investment Advisory and Other Services."

     The Distribution Agreements provide that each of MSC and the Sub-Adviser shall arrange to sell the Fund"s Shares as agent for the Fund and may enter into agreements with registered broker-dealers ("Selling Brokers") as it may select to arrange for the sale of such shares. MSC and the Sub-Adviser are not obligated to sell any certain number of shares.


                       SALES COMPENSATION

     Each Distributor pays compensation to Selling Brokers that sell Class B Shares of the Fund. Selling Brokers typically pass along a portion of this compensation to your financial representative.

     Compensation payments originate from 12b-1 fees and from contingent deferred sales charges ("CDSCs") payable with respect to the Class B Shares, each as detailed in the prospectus. The CDSC is paid to the Distributor through which Class B Shares were originally sold. CDSC revenues will be used to reimburse such Distributor for sales commissions paid by such Distributor.

     Whenever you make an investment in the Fund, the Selling Broker receives a commission, as described below. The Selling Broker also receives the first year"s service fee at this time. Beginning with the second year after an investment is made, the Selling Broker receives an annual service fee of 0.25% of net assets attributable to Class B Shares owned by clients of such Selling Broker. This fee is paid quarterly in arrears.

 Maximum commission    First year service      Maximum total
   (% of offering             fee               compensation
       price)            (% of offering        (% of offering
                             price)                price)

       3.75%                 0.25%                 4.00%

               CONTINGENT DEFERRED SALES CHARGES

     Class B Shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B Shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for the purpose of determining the number of years from the time of any payment for the purchase of Class B Shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

     When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

                            Example

     You have purchased 100 shares at $10 per share. The second year after your purchase, your investment"s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

  Proceeds of 50 shares redeemed at $12 per share       $ 600.00
(50 x 12)

*Minus Appreciation ($12 - $10) x 100 shares             (200.00)

  Minus proceeds of 10 shares not subject to CDSC
(dividend reinvestment)                                  (120.00)

  Amount subject to CDSC                                $ 280.00

*The appreciation is based on all 100 shares in the lot, not just the shares being redeemed.


     Proceeds from the CDSC are paid to the Distributor through which the shares were sold and are used in whole or in part by such Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to Selling Brokers for selling Class B Shares.

     Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B Shares in the circumstances defined below:

For all account types:

     o Redemptions made pursuant to the Fund"s right to liquidate your account if you own shares worth less than $1,000.

     o Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

     o Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

     o Redemptions of Class B Shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify the Fund.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

     o Redemptions made to effect mandatory distributions under the Internal Revenue Code.

     o   Returns of excess contributions made to these plans.

     o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan and Profit-Sharing Plan).

Please see the following matrix for reference.

             CDSC Waiver Matrix for Class B Shares



Type of       401(a)     403(b)     457        IRA, IRA       Non-
Distribut     Plan                             Rollover       Retirement
ion           (401(k),
              MPP, PSP)

Death or      Waived     Waived     Waived     Waived         Waived
Disability

Over 70 1/2   Waived     Waived     Waived     Waived for     12% of account
                                               mandatory      value annually
                                               distributions  in periodic
                                               or 12% of      payments
                                               account
                                               value
                                               annually
                                               in periodic
                                               payments

Between       Waived     Waived     Waived     Waived         12% of
59 1/2                                         for Life       account
and                                            Expectancy     value
70 1/2                                         or 12%         annually
                                               of             in
                                               account        periodic
                                               value          payments
                                               annually
                                               in
                                               periodic
                                               payments

Under         Waived     Waived     Waived     Waived         12% of
59 1/2        for        for        for        for            account
              annuity    annuity    annuity    annuity        value
              payments   payments   payments   payments       annually
              (72t) or   (72t) or   (72t) or   (72t) or       in
              12% of     12% of     12% of     12% of         periodic
              account    account    account    account        payments
              value      value      value      value
              annually   annually   annually   annually
              in         in         in         in
              periodic   periodic   periodic   periodic
              payments   payments   payments   payments

Loans         Waived     Waived     N/A        N/A            N/A

Termination   Not        Not        Not        Not            N/A
of Plan       Waived     Waived     Waived     Waived


Hardships     Waived     Waived     Waived     N/A            N/A

Return        Waived     Waived     Waived     Waived         N/A
of Excess


If you qualify for a CDSC waiver under one of these situations, you or your financial representative must notify one of the Distributors at the time you make your redemption. The waiver will be granted once the Distributor has confirmed that you are entitled to the waiver.

To The Shareholders and Trustees
Longboat Trust

We have audited the accompanying statement of assets and liabilities of Longboat Trust (comprised of the OTI Special Opportunity Fund) as of March 29, 1999. This financial statement is the responsibility of the Company"s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstate- ment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of March 29, 1999, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Longboat Trust which is comprised of the OTI Special Opportunity Fund as of March 29, 1999, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA"s, Inc.
Westlake, Ohio  44145
March 29, 1999

                         LONGBOAT TRUST
              STATEMENT OF ASSETS AND LIABILITIES
                         MARCH 29, 1999


                                                  OTI Special
                                                  Opportunity Fund

ASSETS:
  Cash in Bank                                   $100,000

     Total Assets                                 100,000


LIABILITIES:

     Total Liabilities                                  0


NET ASSETS                                       $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                                $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value:
     Class B Shares                                     0
     Class C Shares                                     0
     Class D Shares                                10,000

NET ASSET VALUE PER SHARE:
     Class B Shares                                  0.00
     Class C Shares                                  0.00
     Class D Shares                                $10.00

OFFERING PRICE PER SHARE:
     Class B Shares                                $10.00
     Class C Shares                                $10.00
     Class D Shares                                $10.00

MAXIMUM REDEMPTION PRICE PER SHARE:
     Class B Shares                               $  9.50
     Class C Shares                                $10.00
     Class D Shares                                $10.00
                 See Accountants" Audit Report

                         LONGBOAT TRUST
                 NOTES TO FINANCIAL STATEMENTS
                                 March 29, 1999


1.   ORGANIZATION
     Longboat Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Ohio by a Declaration of Trust dated September 15, 1998. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into one series of shares, for the OTI Special Opportunity Fund. The Fund is offering Class B Shares, Class C Shares, and Class D Shares. Each class of shares is identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

     The investment objective of the Fund is capital appreciation.

     The Fund uses an independent custodian. No transactions other than those relating to organizational matters and the sale of 10,000 Class D Shares have taken place to date.

2.   RELATED PARTY TRANSACTIONS
     As of March 29, 1999, 50% of the outstanding shares are owned by Resource Management, Inc. ("RMI") and 50% of the outstanding shares are owned by The Sachs Company. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund"s voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Resource Management, Inc. is controlled by Richard A. Barone, the Chairman of the Fund. The Sachs Company is controlled by Morton H. Sachs, a trustee of the Fund.

     Maxus Asset Management, Inc. (MAM), the Fund"s investment adviser, is a wholly-owned subsidiary of Resource Management, Inc. ("RMI"). MAM is registered as an investment adviser under the Investment Advisers Act of 1940. The Sachs Company, the Fund"s sub-adviser, is registered under the Investment Advisers Act of 1940.

     As compensation for MAM"s services rendered to the Fund, such Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the Fund"s daily net assets. MAM pays The Sachs Company 0.50% of the Fund"s average daily net assets.

     Maxus Information Systems, Inc. ("MIS") is the Fund"s Transfer, Redemption and Dividend Distributing Agent. MIS has also entered into administration and accounting services agreement with the Fund. MIS is a subsidiary of RMI, the parent company of the Adviser.

     The Fund has adopted a distribution and service plan pursuant to Rule 12b-1
     under  the  Act.   Maxus  Securities Corp., a wholly  owned  subsidiary  of
     Resource Management, Inc.,  and The Sachs

                         LONGBOAT TRUST
             NOTES TO FINANCIAL STATEMENTS (CONT"D)
                         March 29, 1999


2.   RELATED PARTY TRANSACTIONS
     Company have entered into distribution agreements with the Fund to serve as distributors of the Fund"s shares. Each distributor will be entitled to a distribution fee equal to 0.60% of the Fund"s average daily net assets of Class C shares which were sold through such distributor and 1.00% of the average daily net assets of the Class B shares which were sold through such distributor.

3.   CAPITAL STOCK AND DISTRIBUTION
     At March 29, 1999, an unlimited number of shares were authorized and paid in capital amounted to $100,000 each for the OTI Special Opportunity Fund. Transactions in capital stock were as follows:

                                                  OTI Special
                                                  Opportunity Fund

     Shares Sold:
       Class B Shares                                      0
       Class C Shares                                      0
       Class D Shares                                 10,000

     Shares Redeemed:
       Class B Shares                                      0
       Class C Shares                                      0
       Class D Shares                                      0

     Net Increase:
       Class B Shares                                      0
       Class C Shares                                      0
       Class D Shares                                 10,000

     Shares Outstanding:
       Class B Shares                                      0
       Class C Shares                                      0
       Class D Shares                                 10,000

                             PART C

                       OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          (a)  Financial Statements:

               The Financial Statements filed as part of this Registration Statement are as follows:

               Statement of Assets and Liabilities as of March 29, 1999, together with Report of Independent Certified Public Accountants dated March 29, 1999.

          (b)  Exhibits:

               Exhibit
               Number    Description

               1              Registrant"s Declaration of Trust.*

               2              Registrant"s By-Laws.*

               3              None.

               4              None.

               5(a)           Investment Advisory and Administration Agreement.

               5(b)           Sub-Advisory Agreement

               6(a)           Distribution Agreement with Maxus Securities Corp.

               6(b)           Distribution  Agreement with Morton  H.  Sachs  &
                              Company.

               6(c)           Form of Soliciting Dealer Agreement

               7              None.

               8              Custody Agreement.

               9(a)           Administration Agreement.*

               9(b)           Accounting Services Agreement.*

               10             Opinion and consent.**

               11             Consent of Independent Auditors.


               12             None.

               13             Subscription  Agreements between  the  Trust  and
                              (a) Resource Management Inc. and (b) Morton H. Sachs & Company

               15(a)          Plan of  Distribution  pursuant to Rule 12b-1
                              (Class B Shares).

               15(b)          Plan of  Distribution  pursuant to Rule 12b-1
                              (Class C Shares).

               27             Financial Data Schedule.

*Previously filed.
**To be filed by amendment.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          The Fund, together with Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust (four other investment companies), may be deemed to be under common control on the basis of the fact that Richard A. Barone, the Chairman of the Fund, is also Chairman of the other four investment companies.

          In addition, the Fund and Resource Management Inc. (together with its subsidiaries, MAM, MSC and MIS) may be deemed to be under common control of Richard A. Barone, the Chairman of the Fund and the President and controlling shareholder of Resource Management Inc.

Item 26.  Number of Holders of Securities.

          As of the date of this Registration Statement, there were two record holders of the Fund"s Shares of Beneficial Interest.

Item 27.  Indemnification.

          Reference is made to Article VIII of the Registrant"s Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant"s By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

          Reference  is  made  to  the  section  in  the   Prospectus   entitled
          "Investment Management".

Item 29.  Principal Underwriters.

          (a) Maxus Securities Corp, the distributor for the Fund, also distributes securities for Maxus Income Fund, Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust.

          (b) The following information is provided with respect to each director and officer of Maxus Securities Corp:

Name and Principal  Positions & Offices   Positions & Offices
Business Address      with Underwriter      with Registrant

Richard A. Barone      President, Treasurer  Chairman, Treasurer
The Tower at Erieview  and Director          and a Trustee
1301 East Ninth Street
Cleveland, Ohio 44114

Robert W. Curtin       Senior Vice President Secretary
The Tower at Erieview  and Secretary
1301 East Ninth Street
Cleveland, Ohio 44114

     The following information is provided with respect to each director and officer of Morton H. Sachs & Company.

Name and Principal  Positions & Offices   Positions & Offices
Business Address*     with Underwriter      with Registrant

Morton H. Sachs        President             Trustee

Royden P. Durham       Vice President        N/A

Charles M. O"Neill     Vice President        N/A

Christopher A. Nunnelley                     Vice President N/A

Jennifer Sachs Dobbins Vice President        N/A

Thomas A. Douglas Jr.  Vice President        N/A

* The principal business address of each such person is 1346 S. Third Street, Louisville, Kentucky 40208.

Item 30.  Location of Accounts and Records.

          All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, except that all records relating to the activities of the Fund"s Custodian are maintained at the office of the Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201.

Item 31.  Management Services.

          Not applicable.

Item 32.  Undertakings.

          The Registrant undertakes (1) to furnish a copy of the Registrant"s latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, and (2) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requesting in writing to do so by the holders of at least 10% of the Registrant"s outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 29th day of March, 1999.

                                 LONGBOAT TRUST

                                   By:  /s/ Richard A. Barone
                                        Richard A. Barone, Chairman


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                         Date

/s/ Richard A. Barone
Richard A. Barone        Chairman, Treasurer and Trustee    March 29, 1999
                         (Principal Executive Officer,
                         Financial Officer and Accounting
                         Officer)


/s/ Morton H. Sachs
Morton H. Sachs          Trustee                            March 29, 1999